                                                                    EXHIBIT 99.3

                                                                       EXECUTION

                            ADMINISTRATION AGREEMENT

                                      among

                   AEGIS ASSET BACKED SECURITIES TRUST 2006-1,
                                    as Issuer

                             WELLS FARGO BANK, N.A.,
                                as Administrator

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee

                                       and

                   AEGIS ASSET BACKED SECURITIES CORPORATION,
                                  as Depositor

                           Dated as of October 1, 2006
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                                TABLE OF CONTENTS

Section 1.    Duties of the Administrator..................................    2
Section 2.    Duties of the Depositor With Respect to the Indenture........    4
Section 3.    Records......................................................    6
Section 4.    Compensation.................................................    6
Section 5.    Additional Information to be Furnished to the Issuer.........    6
Section 6.    Independence of the Administrator............................    6
Section 7.    No Joint Venture.............................................    7
Section 8.    Other Activities of Administrator and the Depositor..........    7
Section 9.    Term of Agreement; Resignation and Removal of Administrator..    7
Section 10.   Action upon Termination, Resignation or Removal of the
                 Administrator.............................................    8
Section 11.   Reporting Requirements of the Commission.....................    9
Section 12.   Notices......................................................    9
Section 13.   Amendments...................................................   10
Section 14.   Successors and Assigns.......................................   11
Section 15.   Governing Law................................................   11
Section 16.   Headings.....................................................   11
Section 17.   Counterparts.................................................   11
Section 18.   Severability.................................................   11
Section 19.   Not Applicable to Wells Fargo Bank, N.A. in Other
                 Capacities................................................   11
Section 20.   Limitation of Liability of Owner Trustee.....................   11
Section 21.   Limitation of Liability of the Administrator.................   12
Section 22.   Benefit of Agreement.........................................   12
Section 23.   Bankruptcy Matters...........................................   12
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     This ADMINISTRATION AGREEMENT (the "Agreement") is entered into as of
October 1, 2006, among AEGIS ASSET BACKED SECURITIES TRUST 2006-1, a Delaware statutory trust (the "Issuer"), WELLS FARGO BANK, N.A., a national banking association, not in its individual capacity but solely as administrator (the "Administrator"), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as owner trustee of the Issuer (the "Owner Trustee"), DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), and AEGIS ASSET BACKED SECURITIES CORPORATION, as depositor (the "Depositor").

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Transfer and Servicing Agreement (each as defined herein).

                                   WITNESSETH:

     WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. Section 3801 et seq.) created by a trust agreement relating to the Trust, dated as of October 1, 2006, among the Depositor, the Owner Trustee and the Administrator (the "Trust Agreement");

     WHEREAS, the Issuer will issue under an indenture its Aegis Asset Backed Securities Trust 2006-1 Mortgage-Backed Notes (the "Notes") and, under the Trust Agreement, the Ownership Certificates (the "Ownership Certificates" and collectively with the Notes, the "Securities");

     WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture dated as of October 1, 2006 (the "Indenture"), among the Issuer, the Administrator and Deutsche Bank National Trust Company, as indenture trustee (in such capacity, the "Indenture Trustee");

     WHEREAS, the Ownership Certificates will be issued pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a transfer and servicing agreement dated as of October 1, 2006 (the "Transfer and Servicing Agreement"), among the Issuer, as issuer, the Depositor, as depositor, Aegis Mortgage Corporation, Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and as Administrator, Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), and the Indenture Trustee, as indenture trustee and as custodian (in such capacity, the "Custodian"), (ii) the Letter of Representations dated October 30, 2006, between the Issuer and The Depository Trust Company relating to the Notes (the "Depository Agreement"), (iii) the interest rate cap agreement dated as of October 30, 2006, between the Issuer and Bear Stearns Financial Products Inc. (the "Cap Agreement"), (iv) the swap agreement dated as of October 30, 2006, between the Issuer and Bear Stearns Financial Products Inc. (the "Swap Agreement") and (v) the Indenture (the Transfer and Servicing Agreement, the Depository Agreement, the Cap Agreement, the Swap Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the "Related Agreements");
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     WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the undivided beneficial ownership interest in the Issuer represented by the Ownership Certificates (the registered holder of such interest being referred to herein as the "Certificateholder");

     WHEREAS, the Issuer desires to have the Administrator and the Depositor, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer or the Owner Trustee may from time to time reasonably request; and

     WHEREAS, the Administrator and the Depositor have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer or the Owner Trustee on the terms set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     Section 1. Duties of the Administrator.

     (a) The Administrator agrees to perform all of the duties of the Issuer under the Depository Agreement. In addition, the Administrator shall take all appropriate action that are the duties of the Issuer or the Owner Trustee to take with respect to the following matters under the Trust Agreement, the Transfer and Servicing Agreement and the Indenture:

          (i) the duty to cause the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04 of the Indenture);

          (ii) the duty to cause the Certificate Register to be kept if the Issuer assumes the duties of the Certificate Registrar, and to give the Owner Trustee notice of any appointment of a new Certificate Registrar and the location, or change in location of the Certificate Register (Section
     3.03 of the Trust Agreement);

          (iii) causing the preparation of Definitive Notes in accordance with the instructions of any Clearing Agency, the duty to attempt to locate a qualified successor to the Clearing Agency, if necessary, and the preparation of written notice to the Indenture Trustee of termination of the book-entry system through the Clearing Agency (Section 2.12 of the Indenture);

          (iv) the maintenance of an office for registration of transfer or exchange of the Notes (Section 3.02 of the Indenture);

          (v) the maintenance of an office for registration of transfer or exchange of the Ownership Certificates (Section 3.08 of the Trust Agreement);


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          (vi) the preparation of an Issuer Order required to appoint a Paying
     Agent, the preparation of written notice to the Indenture Trustee and the duty to cause newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03 of the Indenture);

          (vii) the preparation of an Issuer Order required to direct the Paying Agent to pay to the Administrator all sums held in trust by the Paying Agent (Section 3.03 of the Indenture);

          (viii) the calculation of accrual of original issue discount, market discount, and the amortization of premium on the Notes (Section 3.03(v) of the Indenture);

          (ix) the execution of all supplements, amendments, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Administrator for execution necessary to protect the Collateral (Section 3.05 of the Indenture);

          (x) upon written notice or actual knowledge thereof, the notification to the Indenture Trustee and each Rating Agency of an Event of Default under the Transfer and Servicing Agreement (Section 3.07(d) of the Indenture);

          (xi) upon written notice or actual knowledge thereof, the delivery of notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture and each default by the Administrator, the Master Servicer, the Servicer or the Depositor, as applicable, under the Transfer and Servicing Agreement (Section 3.19 of the Indenture);

          (xii) the furnishing of the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01 of the Indenture);

          (xiii) the mailing to the Noteholders of notices with respect to their consent to any supplemental indentures (Section 9.02 of the Indenture); and

          (xiv) any other duties expressly required to be performed by the Administrator under the Indenture or the Trust Agreement.

     (b) The Administrator shall take all appropriate action with respect to the following matters under the Indenture, the Trust Agreement and this Agreement:

          (i) the duties of an authenticating agent for authentication of the Notes (Sections 2.01, 2.02, 2.05 and 2.10 of the Indenture);

          (ii) the duties of Note Registrar to be kept (Sections 2.03, 2.04 and 2.07 of the Indenture);


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          (iii) to provide notices and instructions to the Clearing Agency
     (Section 2.11 of the Indenture);

          (iv) the duties of Paying Agent (Sections 3.03 and 4.02 of the Indenture); and

          (v) the duties of agent or attorney-in-fact for the purposes of filing amendments and continuation statements for the Issuer (Section 3.05 of the Indenture).

     (c) The Administrator shall perform, or cause to be performed on behalf of the Issuer, any duties expressly required to be performed by it under the Trust Agreement, including its duties as Certificate Paying Agent and Certificate Registrar.

     (d) The Administrator, as Paying Agent, shall perform the duties of the Indenture Trustee specified in Section 4.1 of the Transfer and Servicing Agreement required to be performed in connection with the Note Payment Account.

     (e) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     In carrying out the foregoing duties and its duties under any other Operative Document, the Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to reimbursement and indemnification. The Administrator shall not be required to take notice or be deemed to have notice or knowledge of (a) any Event of Default or Default under the Indenture, (b) any Event of Default under the Transfer and Servicing Agreement or (c) any Swap Default or any Swap Counterparty Trigger Event, unless a Responsible Officer of the Administrator assigned to and working in its corporate trust department obtains actual knowledge of any such event or default or shall have received written notice thereof. In the absence of such actual knowledge or written notice, the Administrator is entitled to conclusively assume that no such event or default has occurred. The Administrator shall have no responsibility to prepare or file any tax return with respect to the Issuer, but shall, pursuant to Section 6.06 of the Indenture, deliver to each Noteholder such information with respect to the Notes as may be required to enable such holder to prepare its federal and state income tax returns and shall file such information returns with the Internal Revenue Service with respect to payments or accruals of interest on the Notes as are required to be filed under the Code or applicable Treasury Regulations.

     The Administrator in its capacity as the Certificate Registrar, and upon a request received from the Owner Trustee, shall promptly notify the Certificateholder of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholder by the Owner Trustee under the Trust Agreement.

     Section 2. Duties of the Depositor With Respect to the Indenture.


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     (a) The Depositor shall take all appropriate action that is the duty of the
Issuer to take with respect to the following matters under the Transfer and Servicing Agreement and the Indenture (references are to sections of the Indenture):

          (i) The Depositor shall consult with the Owner Trustee regarding the duties of the Issuer under the Transfer and Servicing Agreement and the Indenture. The Depositor shall monitor the performance of the Issuer and shall notify the Owner Trustee when action is necessary to comply with the Issuer's duties under the Transfer and Servicing Agreement and the Indenture;

          (ii) causing the preparation of the Notes for execution by the Owner Trustee upon their issuance and upon the registration of any transfer or exchange of the Notes (Sections 2.02, 2.04 and 2.05 of the Indenture);

          (iii) causing the preparation of an Issuer Order and related documents for authentication of the Notes, executing such Issuer Order on behalf of the Issuer and causing delivery of the same to the Indenture Trustee (Section 2.02 of the Indenture);

          (iv) causing the preparation of any financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Collateral (Section 3.05 of the Indenture);

          (v) the monitoring of the Issuer's compliance with its negative covenants (Section 3.08 of the Indenture);

          (vi) the preparation and execution of the annual Officer's Certificate regarding the Issuer's compliance with the terms of the Indenture (Section
     3.09 of the Indenture);

          (vii) the delivery of notice to the Indenture Trustee and each Rating Agency of each Event of Default under the Indenture (Section 3.19 of the Indenture);

          (viii) causing the preparation of an Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel with respect to any request by the Issuer to the Indenture Trustee to take any action under the Indenture (Sections 4.01 and 11.01 of the Indenture);

          (ix) the compliance with any directive of the Indenture Trustee with respect to the sale of the Collateral in a commercially reasonable manner if an Event of Default shall have occurred and be continuing under the Indenture (Section 5.04 of the Indenture);

          (x) causing the preparation of an Issuer Request and Officer's Certificate (and executing the same on behalf of the Issuer) and the obtaining of an Opinion of Counsel, if necessary, for the release of the Collateral, as defined in the Indenture (Section 8.04);

          (xi) causing the preparation of Issuer Orders and Officer's Certificates (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and, if necessary, the mailing to


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

     the Noteholders of notices with respect to their consent to such supplemental indentures (Sections 9.01, 9.02, 9.03 and 9.06 of the Indenture); and

          (xii) obtaining and preserving the Issuer's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate.

     (b) The Issuer shall indemnify the Owner Trustee and the Administrator and their respective agents for, and hold them harmless against, any losses, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement or this Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement, the Indenture or this Agreement.

     (c) In addition to the duties of the Depositor set forth above, the Depositor shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate additional action that it is the duty of the Issuer to take pursuant to the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

     Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Depositor at any time during normal business hours.

     Section 4. Compensation. The Administrator shall perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Administrator and the Master Servicer. The fees of the attorneys delivering any Opinion of Counsel, and any other amounts of out-of-pocket expenses reasonably incurred by the Administrator pursuant to this Agreement shall be paid or reimbursed by the Trust.

     Section 5. Additional Information to be Furnished to the Issuer. The Depositor shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the


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Administrator shall have no authority to act for or represent the Issuer or the
Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 7. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator or the Depositor, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 8. Other Activities of Administrator and the Depositor. Nothing herein shall prevent the Administrator, the Depositor or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

     Section 9. Term of Agreement; Resignation and Removal of Administrator.

     (a) This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

     (b) Subject to Section 9(e) hereof, the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

     (c) Subject to Section 9(e) hereof, the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

     (d) Subject to Section 9(e) hereof, the Issuer may remove the Administrator immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement or the Transfer and Servicing Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

          (ii) the Administrator shall fail to comply with Section 11 of this Agreement; or

          (iii) a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Administrator's affairs; or


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          (iv) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

     The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the occurrence of such event.

     (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer in accordance with the Trust Agreement and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

     If a successor Administrator does not take office within 60 days after the retiring Administrator resigns or is removed, the resigning or removed Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Administrator.

     (f) The appointment of any successor Administrator shall be effective only after receipt of a letter from each Rating Agency to the effect that such proposed appointment will not cause a reduction or withdrawal of the then current ratings of the Notes.

     (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Master Servicer pursuant to Section 7.1(f) of the Transfer and Servicing Agreement, the Administrator shall immediately resign and such successor Master Servicer shall automatically become the Administrator under this Agreement. Any such successor Master Servicer shall be required to agree to assume the duties of the Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Master Servicer.

     Section 10. Action upon Termination, Resignation or Removal of the Administrator. Promptly upon the effective date of termination of this Agreement or the resignation or removal of the Administrator pursuant to Section 9 hereof, the Administrator shall be entitled to be paid all fees and reimbursable expenses, including any reasonable out-of-pocket attorneys' fees, accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9 deliver to the successor Administrator all property and documents of or relating to the Collateral then in the custody of the Administrator, or if this Agreement has been terminated, to the Depositor. In the event of the resignation or removal of the Administrator pursuant to Section 9, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.


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

     Section 11. Reporting Requirements of the Commission.

     The Administrator shall provide the required assessments, attestations and reports and otherwise comply with Sections 3A.10 and 3A.13 of the Transfer and Servicing Agreement.

     Section 12. Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

     (a)  if to the Issuer, to:

          Aegis Asset Backed Securities Trust 2006-1
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890
          Attention: Corporate Trust Administration
          Fax: (302) 636-4140

     (b)  if to the Administrator, to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045-1951
          Attention: Client Manager - Aegis Asset Backed Securities Trust 2006-1
          Facsimile: (410) 715-2380

     (c)  if to the Owner Trustee, to:

          Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, Delaware 19890-0001
          Fax: (302) 636-4140

     (d)  if to the Depositor, to:

          Aegis Asset Backed Securities Corporation
          3250 Briarpark, Suite 400
          Houston, Texas 77042
          Attention: General Counsel

     (e)  if to the Indenture Trustee, to:

          the Corporate Trust Office of the Indenture Trustee

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by


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certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

     Section 13. Amendments. (a) This Agreement may be amended from time to time by the parties hereto, without notice to or the consent of any of the Holders,
(i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Securities, the Trust or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code. No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Holder. Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Administrator may require an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this paragraph. Any such amendment shall be deemed not to adversely affect in any material respect any Holder if the Administrator receives (i) written confirmation from the Rating Agencies that such amendment will not cause the Rating Agencies to withdraw, qualify or reduce the then current rating assigned to the Notes or (ii) an Opinion of Counsel to such effect.

     (b) This Agreement may also be amended from time to time by the parties hereto with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount (or Class Notional Amount) of each Class of Notes and the consent of the Holder of the Ownership Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Collateral or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the Class Principal Amount (or Class Notional Amount) of the Notes of any Class required to consent to any such amendment, in the case of clause (i) without the consent of the holders of all the outstanding Notes and the Ownership Certificates, and in the case of clause (ii) without the consent of the holders of all the outstanding Notes. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of Book-Entry Notes, the related Note Owners.

     (c) Promptly after the execution of any such amendment, the Administrator shall furnish a copy of such amendment to each Holder, the Depositor and to each Rating Agency.

     (d) It shall not be necessary for the consent of Holders under this Section 13 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Administrator may prescribe.


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     (e) The Owner Trustee and the Administrator may, but shall not be obligated to, enter into any amendment which affects the Owner Trustee's or the Administrator's rights, duties or immunities under this Agreement or otherwise.

     Section 14. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Depositor, and the Rating Agency Condition in respect thereof has been satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee or the Depositor to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Depositor an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     Section 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 16. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     Section 17. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

     Section 18. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 19. Not Applicable to Wells Fargo Bank, N.A. in Other Capacities. Nothing in this Agreement shall affect any obligation Wells Fargo Bank, N.A. may have in any other capacity.

     Section 20. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been executed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     Section 21. Limitation of Liability of the Administrator. Notwithstanding anything herein to the contrary, this Agreement has been signed by Wells Fargo Bank, N.A. not in its individual capacity but solely in its capacity as Administrator and in no event shall the Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 22. Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuer, and that such obligations on the part of the Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuer.

     Section 23. Bankruptcy Matters. No party to this Agreement shall take any action to cause the Depositor or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Depositor or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Depositor or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Depositor or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Depositor or the Issuer or of all or any substantial part of the properties and assets of the Depositor or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Depositor or the Issuer, or take any action in furtherance of any of the above actions.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                     AEGIS ASSET BACKED SECURITIES TRUST 2006-1


                                     By: WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                     By: /s/ Robert J. Perkins
                                         ---------------------------------------
                                         Name: Robert J. Perkins
                                         Title: Sr. Financial Services Officer


                                     WELLS FARGO BANK, N.A.,
                                     not in its individual capacity but solely as Administrator


                                     By: /s/ Stacey Taylor
                                         ---------------------------------------
                                         Name: Stacey Taylor
                                         Title: Vice President


                                     WILMINGTON TRUST COMPANY,
                                     not in its individual capacity but solely as Owner Trustee


                                     By: /s/ Robert J. Perkins
                                         ---------------------------------------
                                         Name: Robert J. Perkins
                                         Title: Sr. Financial Services Officer


                                     AEGIS ASSET BACKED SECURITIES CORPORATION, as Depositor


                                     By: /s/ Pat Walden
                                         ---------------------------------------
                                         Name: Pat Walden
                                         Title: President

                                     DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                     as Indenture Trustee


                                     By: /s/ Karlene Benvenuto
                                         ---------------------------------------
                                         Name: Karlene Benvenuto
                                         Title: Authorized Signer


                                     By: /s/ Melissa Wilman
                                         ---------------------------------------
                                         Name: Melissa Wilman
                                         Title: Vice President